BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated November 23, 2021 to the Prospectuses of the Fund, dated April 30, 2021,

as supplemented to date

Effective immediately, the section in the Prospectuses entitled “Details About the Fund — Information about Underlying Funds and ETFs” is amended as follows:

The sub-section entitled “Description of Underlying Funds” is amended to remove references to the following underlying Funds from the table in their entirety:

BATS: Series A Portfolio

BlackRock Strategic Income Opportunities Portfolio

The sub-section entitled “Description of ETFs” is amended to remove references to the following underlying ETFs from the table in their entirety:

Energy Select Sector SPDR Fund

SPDR Bloomberg Barclays Convertible Securities ETF

SPDR Bloomberg Barclays High Yield Bond ETF

SPDR Bloomberg Barclays Short Term High Yield Bond ETF

SPDR Wells Fargo Preferred Stock ETF

* * *

Shareholders should retain this Supplement for future reference.

PRO-MIF-1121SUP